188 P-1

                        SUPPLEMENT DATED NOVEMBER 7, 2003
                              TO THE PROSPECTUS OF
                           TEMPLETON CHINA WORLD FUND
                              DATED AUGUST 11, 2003

The prospectus is amended as follows:

I. The "Dealer Compensation" section on page 40 is replaced with the following:

 DEALER COMPENSATION

 Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.
                                                    CLASS A  CLASS B   CLASS C
-------------------------------------------------------------------------------
 COMMISSION (%)                                       --      4.00     2.00/4
 Investment under $50,000                            5.00      --       --
 $50,000 but under $100,000                          3.75      --       --
 $100,000 but under $250,000                         2.80      --       --
 $250,000 but under $500,000                         2.00      --       --
 $500,000 but under $1 million                       1.60      --       --
 $1 million or more                           up to 1.00/1     --       --
 12B-1 FEE TO DEALER                             0.25/1,/2   0.25/3   1.00/5

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans/1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

MARKET TIMERS. Please note that for Class A NAV purchases by Market Timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.

 1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

 2. The Fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.

 3. Dealers may be eligible to receive up to 0.25% from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

 4. Commission includes advance of the first year's 0.25% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.

 5. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

               Please keep this supplement for future reference